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                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2002-4


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Section 7.3 Indenture                                                               Distribution Date:                   12/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                      Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                      Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      2,247,000.00
             Class B Note Interest Requirement                        210,000.00
             Class C Note Interest Requirement                        329,625.00
                      Total                                         2,786,625.00

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.78333
             Class B Note Interest Requirement                           2.00000
             Class C Note Interest Requirement                           2.44167

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                        1,260,000,000
             Class B Note Principal Balance                          105,000,000
             Class C Note Principal Balance                          135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account             15,000,000.00

(v)    Required Owner Trust Spread Account Amount                  15,000,000.00
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                                                 By:
                                                        --------------------

                                                 Name:  Patricia M. Garvey
                                                 Title: Vice President